UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 6, 2004 Date of Report (Date of earliest event reported)	0-29768 Commission File Number

24/7 REAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3995672 (I.R.S. Employer Identification Number)

1250 Broadway
New York, New York 10001

(Address of Principal Executive Offices) (Zip Code)

(212) 231-7100

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

99.1                              Press Release of 24/7 Real Media, Inc., Dated May 6, 2004, Entitled “24/7 Real Media Reports Record First Quarter 2004; Raises Guidance For Full Year 2004”

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12 — Results of Operations and Financial Condition,” is instead furnished under “Item 9 — Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 6, 2004, 24/7 Real Media, Inc. (the “Company”) issued a press release announcing its results of operations for the three months ended March 31, 2004.  The press release contained the Company’s guidance to investors relating to the Company’s second fiscal quarter ending June 30, 2004 and for the full year ending December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: May 6, 2006	By:	/s/Mark E. Moran
Name: Mark E. Moran
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by 24/7 Real Media, Inc., dated May 6, 2004, entitled “24/7 Real Media Reports Record First Quarter 2004; Raises Guidance For Full Year 2004”